UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22710

Date of Notification: June 30, 2016

2. Exact name of Investment Company as specified in registration statement:

Total Income+ Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Total Income+ Real Estate Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By: /s/ Jordan Ruddy

Jordan Ruddy

President

TOTAL INCOME+ REAL ESTATE FUND

PERFORMANCE UPDATE AND REPURCHASE OFFER

June 30, 2016

Dear Shareholder,

The Total Income+ Real Estate Fund’s (“TI+” or the “Fund”) continues to perform strongly in delivering its objectives of generating current income and long term capital appreciation with low to moderate volatility compared to the broader markets. We are writing to update you on the recent performance of TI+, and to provide you with an offer to repurchase your shares (see ‘Repurchase Offer’ below and attached). As a preview, in the inception to May 31, 2016 period, TI+ has performed similar to the FTSE/NAREIT All Equity REIT Index (a major public REIT Index) but with much less volatility to both stocks and REITs. In addition, TI+ has delivered strong performance with lower volatility and lower drawdown than select major financial market indexes.

PERFORMANCE UPDATE

The primary objective of TI+ is to generate current income with long term capital appreciation, and low to moderate volatility compared to the broader markets.

We review each of these three targets individually below:

•	Current Income

TI+ has paid 13 consecutive quarterly distributions, with the most current annualized distribution rate at 5.25%. This distribution has been growing, effectively, as the net asset value (“NAV”) of the shares increases. To clarify, the current 5.25% distribution rate is equivalent to a rate of 6.13% on shares purchased at the initial NAV of $25.00, while the June 15, 2016 NAV of $29.17 represents an increase of approximately 17% since inception.

The TI+ 5.25% distribution rate exceeds alternatives such as stocks, REITs, and bonds, as shown in the table below:

Security/Index	Distribution Rate
TI+ A Shares | No Load*	5.25%
Public REITS (FTSE/NAREIT All Equity REIT Index)	3.79%
Bonds (Barclays U.S. Aggregate Bond Index)	2.11%
Stocks (S&P 500)	2.44%

Rates as of 5.31.16. Sources: Barclays, S&P, REIT.com. There is no assurance that the company will continue to declare distributions or that they will continue at these rates. See Index Definitions and Risks Below

•	Total Return

TI+ has generated strong total returns since inception. As you can see from the table below, for the inception through 5.31.2016 period, the Fund has delivered a total annualized return of 8.86%, nearly four times the return of the leading bond index. The Fund has also performed similar to a leading REIT index during the same timeframe.

Security/Index	Annualized Return Inception - 5.31.2016
TI+ A Shares | No Load	8.86%
Public REITS (FTSE/NAREIT All Equity REIT Index)	11.35%
Bonds (Barclays, U.S. Aggregate Bond Index)	2.25%
Stocks (S&P 500)	13.53%

Source: Morningstar Direct

Past performance is no guarantee of future returns. See Index Definitions and Risks Below

•	Volatility

Volatility is an indication of risk and is measured by standard deviation. A larger number denotes greater price movements. For the inception through 5.31.2016 period, the Fund has delivered significantly lower volatility than other major asset classes (stocks, public REITs and bonds). In fact, as you can see in the table below, TI+ has generated its returns while reporting 85% less volatility than stocks and 87% less volatility than public REITs.

Security/Index	Volatility
TI+ A Shares | No Load	2.32%
Public REITS (FTSE/NAREIT All Equity REIT Index)	17.74%
Bonds (Barclays U.S. Aggregate Bond Index)	3.83%
Stocks (S&P 500)	15.86%

Source: Morningstar Direct

See Index Definitions and Risks Below

•	Total Return , Volatility, and Risk-Adjusted Returns

Returns are typically a function of risk, and we believe that returns should be analyzed in light of the risk or volatility experienced to achieve those returns. One measure used to assess both return and volatility together is the Sharpe Ratio (a widely used ratio that measures how much return an investor is receiving for each unit of volatility, or risk they undertake) – the higher the Sharpe Ratio, the more return the investor is receiving per each unit of risk. Comparing TI+ to other major asset classes during the inception through 5.31.2016 we find the following:

o	TI+ vs. Bonds: TI+ has generated a nearly 400% higher return than the leading bond index with approximately 40% lower volatility, leading to a Sharpe Ratio 7 times greater than bonds.

o	TI+ vs. Public REITs: TI+ has generated similar returns to a leading public REIT Index with 87% lower volatility, leading to a Sharpe Ratio over 6 times greater than this REIT Index.

o	TI+ vs. Stocks: TI+ has generated somewhat lower returns than the S&P 500, but with 85% lower volatility, leading to a Sharpe Ratio over 4 times greater than the S&P 500.

Security/Index	Annualized Return Inception- 5.31.2016	Volatility	Sharpe Ratio
TI+ A Shares | No Load	8.85%	2.32%	5.6
Public REITS (FTSE/NAREIT All Equity REIT Index)	11.35%	17.74%	0.9
Bonds (Barclays U.S. Aggregate Bond Index)	2.25%	3.83%	0.8
Stocks (S&P 500)	13.53%	15.86%	1.3

Source: Morningstar Direct

See Index Definitions and Risks Below

Drawdowns in a Volatile Market

Since inception through May 31, 2016, not only was TIPRX’s risk-adjusted returns higher compared to the major indexes, but it performed with significantly less drawdown as shown in the chart below. During this period, TIPRX maximum drawdown was -1.29%, less than the major indexes. The index maximum drawdowns were -4.87%, -17.94%, and -12.96% for the Barclays U.S. Aggregate Bond Index, the FTSE/NAREIT All Equity REIT Index, and the S&P 500, respectively.

Please note that the indices we show are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Please also note that past performance is no guarantee of future results.

Fund Performance

The table below presents the Fund’s performance (with and without the sales load) as of the most recent year-to-date, trailing 1 and 3 years, and since inception through the end of Q1 2016 as well as inception through 5.31.2016.

Fund Performance

	Performance Through 3.31.2016				Performance Through 5.31.2016
	Year-to-Date	One Year as of 3.31.2016	Three Years as of 3.31.2016	Since Inception Through 3.31.2016	Since Inception Through 5.31.2016
TI+ Fund Class A	0.87%	6.39%	8.84%	8.91%	8.86%
TI+ Class A¹ with Max Sales Charge	-4.93%	-.40%	6.71%	7.04%	7.08%

1 The maximum sales charge for the fund is 5.75%. Investors may be eligible for a reduction in sales charges.

2 Performance for periods less than one year is not annualized.

3 Inception date of the Fund is October 22, 2012.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until February 1, 2017, to ensure that the net annual fund operating expenses will not exceed 1.91% for TIPRX, subject to possible recoupment from the Fund in future years. The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.46%. The Bluerock Total Income+ Real Estate Fund is a non-diversified, closed-end internal investment company that operates as an interval fund.

Indexes and Definitions

To explain the indexes that we use: the S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe (Investopedia). Risks include the dynamic fluctuations of the market and possible loss of principal; the FTSE NAREIT All Equity REIT Index (Public REITs) is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. (www.reit.com). Risks include the dynamic fluctuations of the market and possible loss of principal. Returns shown are for informational purposes and do not reflect those of the Fund. You cannot invest directly in an index and unmanaged indices do not reflect fees, expenses or sales charges. Risks include rising interest rates or other economic factors that may negatively affect the value of the underlying real estate; and the Barclays Aggregate Bond Index (Bonds) is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. Risks include rising interest rates or other economic factors that may negatively affect the value of the underlying bonds.

To explain the Morningstar definitions that we use in this letter, Annualized Return is the geometric mean of the returns with respect to one year. Annualized implies compounded returns for time periods greater than one year. Standard Deviation of return measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager. Sharpe Ratio is a measure of return per unit of risk. The Ratio is a security or index total return above the risk-free return (excess return) divided by the standard deviation.

REPURCHASE OFFER

Along with this update, I would also like to remind you that the Total Income+ Real Estate Fund provides you and other shareholders with access to your assets and liquidity through a quarterly repurchase of shares. This quarter, the repurchase offer period will begin on July 1, 2016 and end on August 5, 2016. For details of the offer, please refer to the attached Repurchase Offer document or call us at 888.459.1059. If you wish to continue to own your investment, then do you do not need to do anything. If you wish to redeem your shares, and you own shares through a Broker/Dealer or Adviser, please contact your financial representative for instructions. If you do not have or are unable to contact your financial representative and wish to redeem shares we have provided the attached form which you can complete.

Thank you again for your investment in the TI+ Fund.

Sincerely,

Total Income + Real Estate Fund

* The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund’s inception date is 10/22/12; however, its first distribution was made 3/27/13. The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. The Fund’s distribution amounts were calculated based on the ordinary income received from the underlying investments, including short-term capital gains realized from the disposition of such investments. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Company will continue to declare distributions or that they will continue at these rates.

The Bluerock Total Income+ Real Estate Fund is a non-diversified, closed-end internal investment company that operates as an interval fund. Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of the prospectus.

Investing in the Total Income+ Real Estate Fund involves risks, including the loss of principal. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets in which it invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund intends to make investments in multiple real estate investment funds (i.e. “fund-of-funds approach) which may subject the Fund to additional fees and expenses, including management and performance fees, which could negatively affect returns and could expose the Fund to additional risk, including lack of control, as further described in the prospectus.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Total Income+ Real Estate Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 888-459-1059. The prospectus should be read carefully before investing. The Total Income+ Real Estate Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Bluerock Fund Advisor, LLC is not affiliated with Northern Lights Distributors, LLC or Mercer Investment Management. 3511-NLD-6/27/2016

TOTAL INCOME+ REAL ESTATE FUND REPURCHASE OFFER

TOTAL INCOME + REAL ESTATE FUND ("FUND") IS OFFERING TO REPURCHASE, FOR CASH, UP TO FIVE PERCENT (5%) OF THE FUND’S ISSUED AND OUTSTANDING SHARES (CLASS A, CLASS C AND CLASS I) AT A PRICE EQUAL TO THE NET ASSET VALUE ("NAV") OF EACH SHARE CLASS AS OF THE CLOSE OF REGULAR BUSINESS HOURS ON THE NEW YORK STOCK EXCHANGE ON THE REPURCHASE PRICING DATE (DEFINED BELOW). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's prospectus and statement of additional information.

On June 27, 2016 the NAV of the Class A shares (TIPRX) was $29.28 per share, the NAV of the Class C shares (TIPPX) was $28.82 and the NAV of the Class I shares (TIPWX) was $29.52. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV of each share class can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Redemption Request Form. The current NAV of each share class may be obtained by calling 1-888-459-1059 and asking for the most recent price or by visiting the Fund’s website at http://www.BluerockFunds.com. Shares of the Fund are not traded on any organized market or securities exchange.

All Redemption Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on August 5, 2016. The NAV of each share class used to calculate the repurchase price will be determined on August 5, 2016 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV of each share class on the date on which you return your Redemption Request Form. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on August 5, 2016. The Fund expects to make payments for all shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly redemption offers.

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board, including a majority of the independent Trustees, and only in the following limited circumstances: If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted; For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV; and For any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

You should review the tax information in the Fund's prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

Shareholders of the Fund’s Class C shares who tender for repurchase Class C shares during the first year following such shareholder’s initial purchase will be subject to a fee of 1.00% of the value of the Class C shares repurchased by the Fund, payable to the Fund’s distributor (an “Early Withdrawal Charge”). Northern Lights Distributors, LLC, the Fund’s distributor, may waive the imposition of the Early Withdrawal Charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder.

Class A and Class I shares are not be subject to an Early Withdrawal Charge.

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Investment Manager, the Transfer Agent, the Fund's distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Manager, nor the Fund's distributor is or will be obligated to insure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial professional.

TOTAL INCOME+ REAL ESTATE FUND REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, FRIDAY, AUGUST 5, 2016

MAIL TO: Total Income+ Real Estate c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date. I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund's outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis. I understand that unless this form is submitted to the Fund in good order and free from error on or before the time and date specified above, that the Fund will not be able to honor a request for repurchase of shares pursuant to this Repurchase Offer.

For Class C Shareholders Only - I understand that tendering Class C shares for repurchase within one year (365 days) of the purchase date of such Class C shares will be subject to a 1.00% early withdrawal charge, payable to the Fund’s distributor.

Name(s) of Registered Shareholders:

                                                              Account Number:

                                                              Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate). If tendering more than one share class, please submit a separate form for each share class:

Class of Shares to be tendered: Class A Shares (TIPRX):___ Class C Shares (TIPPX):___ Class I Shares (TIPWX):___

          Full Tender:              Please tender all shares in my account.

          Partial Tender:          Please tender                shares from my account.

          Dollar Amount:          Please tender enough shares to net $              .

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4P/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld)

_____ I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions: Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered accounts owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-888-459-1059 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:                                                       Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By: